MS SA-1 08/14

SUPPLEMENT DATED AUGUST 1, 2014
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2014
OF
FRANKLIN MUTUAL SERIES FUNDS

 (Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

The statement of additional information is amended as follows:

I. The second, fourth and fifth paragraphs under the “Management and Other Services – Investment manager and services provided” section beginning on page 54 are replaced with the following:

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager, sub-advisor and their officers, directors and employees are covered by fidelity insurance.

The Fund, its investment manager, its sub-advisor (as applicable) and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager, its sub-advisor (as applicable) and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

The Franklin Mutual Beacon Fund's sub-advisor is Franklin Templeton Investment Management Limited (FTIML). The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor recommends the optimal equity allocation and provides advice regarding the Funds' investments. The sub-advisor also determines which securities will be purchased, retained or sold and executes these transactions. FTIML provides the portfolio management services of Christian Correa to Franklin Mutual while he remains employed by FTIML. Mr. Correa was previously employed by Franklin Mutual. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.

Please keep this supplement with your statement of additional information for future reference.